Organized under the laws of the State of Maryland

KEATING CAPITAL, INC.

Certificate

Number

Number

of Shares

CUSIP 48722R 106

This Certifies that

is the registered holder of

fully paid and nonassessable Shares of **Keating Capital, Inc.** transferable only on the books and records of the Company by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS, the Company's facsimile signature of its duly authorized officer.

Dated:

Timothy J. Keating, Chief Executive Officer

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 2-211(B) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION HAS AUTHORITY TO ISSUE AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND ALL AMENDMENTS THERETO AND RESOLUTIONS OF THE BOARD OF DIRECTORS PROVIDING FOR THE ISSUE OF SHARES OF PREFERRED STOCK (COPIES OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION), TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF ASSENTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

UNIF TRF MIN ACT — .... Custodian (until age ....)
(Cust)
.... under Uniform Transfers
(Minor)
to Minors Act ....
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the units represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720 PROOF OF JULY 10, 2008 KEATING CAPITAL, INC. TSB 30495 BK
SALES: J. DICKINSON 708-385-9112	Operator: AP
/ ETHER 7 / LIVE JOBS / K / KEATING 30495 BK	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Artwork prints in various screens of Black.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.